UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Grayscale® Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Digital Large Cap Fund LLC Shares	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Grayscale Investments, LLC, the manager (the “Manager”) of Grayscale Digital Large Cap Fund LLC (the “Fund”), previously announced on September 16, 2022 that the Fund had declared a distribution and established a record date for the distribution of rights to the ETH Proof of Work tokens (“ETHPoW”), which were received by the Fund as a result of a fork in the Ethereum blockchain on September 15, 2022, following the upgrade referred to as the “Merge,” to holders of record of the Fund (“Record Date Shareholders”) as of the close of business on September 26, 2022 (the “Record Date”). The right to acquire, or otherwise establish dominion and control over, any ETHPoW as a result of the aforementioned fork in the Ethereum blockchain is referred to as a “right to the Forked Asset” and any such ETHPoW acquired through such a right to the Forked Asset is referred to as the “Forked Asset”.

Pursuant to the terms of the LLC Agreement governing the Fund, the Fund previously appointed Grayscale Investments, LLC as agent (in this capacity, the “Agent”) on behalf of the Record Date Shareholders and transferred all of the rights to the Forked Assets then held by the Fund to the Agent on behalf of the Record Date Shareholders. The Agent, on behalf of the Record Date Shareholders of the Fund, previously communicated that it would look to acquire the Forked Assets as soon as practicable after the receipt of the rights thereto and thereafter sell the Forked Assets over a period of time, not then expected to exceed 180 days. For more information on the transfer of the rights to the Forked Assets by the Fund to the Agent, see the Fund’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2022.

On March 16, 2023, the Agent announced that it intends to extend the review period during which it will continue the process of evaluating the market environment to determine whether it can acquire the Forked Asset, and whether, when, and in what manner it may sell the Forked Asset on behalf of the Record Date Shareholders. Such review period is not currently expected to exceed 180 days from the date hereof. A copy of the announcement is attached hereto as Exhibit 99.1.

The trading venues for the Forked Asset have not yet been broadly established, and there is continued uncertainty both as to whether digital asset custodians will support the Forked Asset and if trading markets with meaningful liquidity will develop. If digital asset custodians do support the Forked Asset and/or trading markets do develop, it is expected that the Forked Asset’s value will fluctuate widely for some time. As a result of this uncertainty, as well as the potential for significant volatility in prices for the Forked Asset, it is not possible to predict whether the Agent will be able to acquire the Forked Asset or the value, if any, that the Agent will be able to obtain from sales of the Forked Asset. Therefore, if the Agent is able to sell the Forked Asset at all, there can be no assurance as to the price(s) for the Forked Asset that the Agent may realize, and the value of the Forked Asset may increase or decrease after any sale of the Forked Asset by the Agent.

Record Date Shareholders are advised to consult with their advisors as to the tax and other consequences of the foregoing.

This Current Report on Form 8-K and the accompanying press release include statements that may constitute forward-looking statements. In evaluating these statements, you should consider various factors, including the risks and uncertainties we describe in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (“SEC”). Factors that could cause our actual results to differ materially from these forward-looking statements include changes in and/or risks associated with: recent developments in the digital asset economy which have led to extreme volatility and disruption in digital asset markets; the particular risks associated with new technologies and blockchain technology; the status of digital assets under the federal securities laws; inability of the Fund to redeem Shares; the inability of the Fund to meet its investment objective; economic conditions in the digital asset industry and digital asset markets; general economic, market and business conditions; global or regional political, economic or financial conditions, events and situations; reliance on third party service providers; the use of technology by us and our vendors, including the Custodian, in conducting our business, including disruptions in our computer systems and data centers and our transition to, and quality of, new technology platforms; changes in laws or regulations, including those concerning taxes, made by governmental authorities or regulatory bodies; the costs and effect of any litigation or regulatory investigations; our ability to maintain a positive reputation; world economic and political developments; and other risks described from time to time in reports and other documents we file with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made, and involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Neither the Fund nor Grayscale Investments, LLC is under a duty or undertakes an obligation to update or revise publicly any such forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Grayscale Investments, LLC dated March 16, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Manager of Grayscale Digital Large Cap Fund LLC

Date:	March 16, 2023	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer